                                                                    Exhibit 99.5

                                     CONSENT

         I hereby consent to being named in the Registration Statement on Form
S-11 (No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar
Realty") and any amendments thereto as a person who will become a director of
NorthStar Realty.

         Dated: July 20, 2004

                                                          /s/ Judith A. Hannaway
                                                         -----------------------
                                                               (Signature)

                                                            Judith A. Hannaway
                                                         ---------------------
                                                                 (Name)